UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09401

Name of Fund: BlackRock Strategic Municipal Trust (BSD)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Municipal Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2018

Municipal Market Conditions

Municipal bonds experienced negative total returns during the period alongside fixed income broadly, as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. At the same time, demand for the asset class remained firm. Investors favored the tax-exempt income, diversification, quality, and value of municipal bonds, particularly given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended October 31, 2018, municipal bond funds experienced net inflows of approximately $12.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $366 billion (slightly above the $363 billion issued in the prior 12-month period), but displayed significant month-to-month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.

S&P Municipal Bond Index Total Returns as of October 31, 2018 6 months: 0.45% 12 months: (0.31)%

A Closer Look at Yields

From October 31, 2017 to October 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 55 basis points (“bps”) from 2.83% to 3.38%, while 10-year rates increased by 72 bps from 2.01% to 2.73% and 5-year rates increased by 88 bps from 1.42% to 2.30% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 43 bps, however remained a significant 78 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2018 ($13.02)(a)	5.25%
Tax Equivalent Yield(b)	8.87%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Economic Leverage as of October 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	(1.63)%	(0.30)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

Positions in lower-rated bonds performed well amid investors’ ongoing preference for higher-yielding issues. Conversely, holdings in investment-grade issues produced weaker returns.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

Holdings in longer-term bonds detracted as their weak price performance outweighed the benefit of added income. An allocation to low-coupon and zero-coupon bonds, which have a higher sensitivity to interest rates, also hurt performance.

Although yields rose during the period, reinvestment had an adverse effect on the Trust’s income since the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$13.02	$13.57	(4.05)%	$14.45	$12.72
Net Asset Value	14.84	15.26	(2.75)	15.52	14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Education	16%	15%
Health	16	20
County/City/Special District/School District	15	14
Transportation	13	15
Utilities	11	8
State	10	9
Financing & Development	—	4
Corporate	7	6
Tobacco	5	5
Medical	2	—
Housing	5	1
Public Services	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	3%
2019	5
2020	7
2021	10
2022	11

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	5%	4%
AA/Aa	37	35
A	26	27
BBB/Baa	18	16
BB/Ba	3	3
B	5	3
N/R(b)	6	12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of October 31, 2018	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2018 ($10.58)(a)	6.18%
Tax Equivalent Yield(b)	10.44%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Economic Leverage as of October 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on December 3, 2018, was decreased to $0.0505 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	(2.75)%	0.18%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Trust’s positions in lower-duration bonds, including pre-refunded securities, were strong performers due do their defensive nature and lower sensitivity to interest-rate movements.

Positions in BBB rated issues and select non-investment-grade bonds, which outperformed higher quality securities, aided results. Holdings in Illinois issues were particularly strong performers. Economic tailwinds helped improve the state’s credit fundamentals by boosting income and sales tax revenues. This trend, coupled with a limited supply of high-yielding, tax-exempt bonds, led to outperformance for Illinois. Non-investment-grade positions in the tobacco sector were also additive.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns by offsetting the weakness in prices.

The Trust’s yield curve positioning, which featured concentrations in longer-dated maturities, had an adverse effect on performance. The curve steepened over the period as yields on long-term debt rose more than those with shorter maturities. (Prices and yields move in opposite directions.)

Positions in lower-coupon bonds, which typically underperform when rates are rising, detracted from results. Investments in the housing sector were notable detractors in this area.

At the sector level, an allocation to education issues was a key detractor.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Long-Term Municipal Advantage Trust

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$10.58	$11.20	(5.54)%	$11.81	$10.50
Net Asset Value	11.95	12.28	(2.69)	12.44	11.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Health	19%	17%
Transportation	14	14
County/City/Special District/School District	14	15
Utilities	12	11
Education	11	12
State	10	10
Tobacco	10	11
Corporate	5	6
Housing	5	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	7%
2019	14
2020	11
2021	16
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	5%	5%
AA/Aa	38	36
A	14	11
BBB/Baa	18	19
BB/Ba	9	7
B	11	6
N/R(b)	5	16

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of October 31, 2018	BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and to return $15 per Common Share (the initial public offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust will achieve its investment objectives, including its objective of returning $15.00 per Common Share.

On June 6, 2018, the Board of Trustees approved a change of the Trust’s fiscal year end from April 30 to December 31. The change is effective December 31, 2018.

Trust Information

Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2018 ($14.77)(a)	2.58%
Tax Equivalent Yield(b)	4.36%
Current Monthly Distribution per Common Share(c)	$0.0318
Current Annualized Distribution per Common Share(c)	$0.3816
Economic Leverage as of October 31, 2018(d)	—%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BKK(a)(b)	(1.23)%	0.38%
Lipper Intermediate Municipal Debt Funds(c)	(1.05)	0.37

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Trust produced a narrow gain at net asset value. Its return was largely derived from income, since prices on short-term bonds — the area in which the Trust primarily invests — fell slightly.

Since the Trust is scheduled to terminate on or about December 31, 2020, its holdings consist of short-term securities with lower sensitivity to changes in prevailing yields. The portfolio’s short maturity profile therefore helped cushion the impact of weak performance for the overall municipal market.

The premium amortization that occurred as the Trust’s holdings in short-term bonds approached their call and maturity dates detracted from results. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$14.77	$15.16	(2.57)%	$15.19	$14.71
Net Asset Value	15.08	15.23	(0.98)	15.28	15.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Utilities	22%	20%
Transportation	18	17
State	14	15
Health	13	13
Education	11	11
County/City/Special District/School District	11	13
Corporate	4	4
Tobacco	4	4
Housing	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	2%
2019	21
2020	61
2021	6
2022	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes money market funds.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	8%	6%
AA/Aa	28	28
A	32	32
BBB/Baa	18	20
BB/Ba	5	5
N/R(b)	9	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of October 31, 2018	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2018 ($12.19)(a)	5.76%
Tax Equivalent Yield(b)	9.73%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Economic Leverage as of October 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	(1.97)%	0.28%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer months, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Trust’s yield curve positioning made the largest contribution to performance. Positions in high-quality, short-dated, pre-refunded bonds performed relatively well and held their value better than longer-dated holdings. The latter experienced larger price declines amid a steepening yield curve in which rates on intermediate- and long-term issues rose at a faster pace than those of short-term securities. (Prices and yields move in opposite directions.)

Positions in lower-quality issues continued to benefit results, as investor risk appetites remained robust for much of the reporting period. Holdings in lower-rated investment-grade bonds and high-yield issues outperformed due to the combination of their higher income and stronger price performance. However, these bonds lagged late in the period once investor sentiment began to deteriorate.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

At the sector level, positions in tobacco, state tax-backed and local tax-backed issues all contributed to results. Investments in project finance, transportation and corporate-related debt added value, as well. An allocation to the education sector was a slight detractor.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns by offsetting the weakness in prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$12.19	$12.78	(4.62)%	$13.39	$12.08
Net Asset Value	13.64	13.98	(2.43)	14.12	13.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	21%	22%
Health	16	13
Utilities	16	15
State	12	14
County/City/Special District/School District	12	13
Tobacco	9	8
Corporate	7	7
Education	6	7
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	15
2020	13
2021	14
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	5%	6%
AA/Aa	36	40
A	21	18
BBB/Baa	25	22
BB/Ba	5	5
B	4	4
N/R(b)	4	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of October 31, 2018	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2018 ($11.61)(a)	5.89%
Tax Equivalent Yield(b)	9.95%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Economic Leverage as of October 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	(5.67)%	(0.02)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.47)	(0.13)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds experienced lackluster returns in the past six months, with price weakness outweighing the contribution from income. After trading sideways through the summer, tax-exempt issues fell sharply in September and October. During this time, investors reacted to commentary from Fed Chairman Jerome Powell indicating that future monetary policy tightening could be more aggressive than the markets had anticipated. Supply and demand factors also had an adverse effect on returns in the latter part of the period, with mutual fund outflows occurring at the same time as a wave of new issuance was hitting the market.

The Trust’s positions in lower-duration bonds, including pre-refunded securities, were strong performers due do their defensive nature and lower sensitivity to interest-rate movements.

Positions in BBB rated issues, which outperformed higher quality securities, aided results. Holdings in the transportation sector, as well as in Illinois and New Jersey issues, were particularly strong performers. Economic tailwinds helped improve the credit fundamentals of both states by boosting income and sales tax revenues. This trend, coupled with a limited supply of high-yielding, tax-exempt bonds, led to outperformance for these issuers.

The use of leverage, while providing additional income, was a net detractor since it amplified the impact of falling prices.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns by offsetting the weakness in prices.

The Trust’s yield curve positioning, which featured concentrations in longer-dated maturities, had an adverse effect on performance. The curve steepened over the period as yields on long-term debt rose more than those with shorter maturities. (Prices and yields move in opposite directions.)

Positions in lower-coupon bonds, which typically underperform when rates are rising, detracted from results. Investments in the housing sector were notable detractors in this area.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Strategic Municipal Trust

At the sector level, an allocation to education issues was a key detractor.

Leverage also hurt performance given the negative price performance in the broader market. In addition, rising costs (which are based on short-term rates) reduced the income benefits of leverage.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	10/31/18	04/30/18	Change	High	Low
Market Price	$11.61	$12.65	(8.22)%	$12.80	$11.58
Net Asset Value	13.58	13.96	(2.72)	14.12	13.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/18	04/30/18
Transportation	21%	22%
Health	18	16
County/City/Special District/School District	13	15
Utilities	12	12
State	10	10
Corporate	8	8
Education	7	8
Tobacco	7	7
Housing	4	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	2%
2019	15
2020	11
2021	13
2022	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/18	04/30/18
AAA/Aaa	3%	4%
AA/Aa	37	37
A	20	17
BBB/Baa	22	24
BB/Ba	6	6
B	4	4
N/R(b)	8	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Trust’s total investments. As of October 31, 2018 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	15

Schedule of Investments (unaudited) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 138.5%

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$1,540	$1,535,411

Arizona — 6.6%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	3,300	3,450,513
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	455	453,640
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	725,519
4.75%, 07/01/31	3,070	3,218,496
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,173,069
5.00%, 12/01/37	4,585	5,199,298
University Medical Center Corp., RB, 6.50%, 07/01/19(b)	750	771,870
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,752,064

		16,744,469
Arkansas — 2.0%
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	765,162
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,252,213
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,648,862
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	493,732

		5,159,969
California — 20.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	2,300	2,461,414
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,349,480
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	725	704,976
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 05/01/34(c)	1,500	1,727,265
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	2,460	2,405,068
Series A-1, 5.75%, 03/01/34	3,000	3,209,430
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
3.50%, 06/01/36	1,275	1,249,398
5.25%, 06/01/47	830	834,532
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 08/01/34(c)	2,475	2,551,725
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	12,000	5,014,200
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	2,270	1,520,605
0.00%, 08/01/33(d)	4,250	1,741,140
0.00%, 08/01/39(c)	4,000	3,760,360
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 08/01/33(c)	4,200	4,860,450
State of California, GO, Refunding, Various Purposes:
5.00%, 02/01/38	2,000	2,161,620
4.00%, 10/01/44	2,520	2,569,165

Security	Par (000)	Value
California (continued)
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	$1,570	$1,601,573
5.75%, 04/01/31	3,000	3,046,560
6.00%, 03/01/33	2,270	2,391,944
6.50%, 04/01/33	1,330	1,354,512
5.50%, 03/01/40	3,650	3,807,461
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 06/01/46	495	496,228

		52,819,106
Colorado — 0.4%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,005	996,357

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB:
M/F Housing, Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36(e)	585	581,350
S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	400	389,768
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	950	1,015,882

		1,987,000
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,903,644

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	780	764,954

Florida — 7.5%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 07/01/40	1,000	986,620
Country of Miami-Dade FL Water & Sewer System Revenue, Refunding RB, System-Series A, 4.00%, 10/01/44	2,500	2,476,025
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	2,808,000
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	8,187,649
Series B, AMT, 6.00%, 10/01/32	3,000	3,374,700
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 06/01/32	200	206,338
Greater Orlando Aviation Authority, RB, Priority Subordinated, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,206,998

		19,246,330
Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	2,770	2,618,093
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	647,400

		3,265,493
Idaho — 1.3%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	3,000	3,200,430

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois — 9.4%
Chicago Board of Education, GO, Series C, Refunding Dedicated Revenues:
Series H, 5.00%, 12/01/36	$375	$377,981
Project, 5.25%, 12/01/35	1,235	1,257,440
Chicago Board of Education, GO, Refunding, , 5.00%, 12/01/34	370	374,292
Chicago Board of Education, GO, Dedicated Revenues:
Series D, 5.00%, 12/01/26	675	697,167
Series F, 5.00%, 12/01/22	505	523,821
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 01/01/20(f)	5,000	5,158,250
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	2,400	2,409,096
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,735	1,838,371
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,050,060
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 05/15/39	300	312,243
Roosevelt University Project, 6.50%, 10/01/19(b)	1500	1,559,820
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,040	1,045,211
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,856,689
State of Illinois, GO:
5.00%, 02/01/39	1,000	1,005,880
Series A, 5.00%, 04/01/38	200	202,518
Series C, 5.00%, 11/01/29	2,655	2,716,809
Series D, 5.00%, 11/01/28	1,585	1,632,455

		24,018,103
Indiana — 0.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	300	314,346
6.75%, 01/15/43	245	256,255

		570,601
Iowa — 1.0%
Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/43	380	389,546
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(g)	2,050	2,176,936

		2,566,482
Kansas — 3.4%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/39	840	861,773
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	4,915	5,398,783
5.00%, 09/01/39	1,085	1,179,319
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 01/01/20(b)	1,005	1,037,954
5.00%, 01/01/28	150	154,568

		8,632,397
Kentucky — 6.8%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	4,000	4,297,000
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	3,400	3,590,842

Security	Par (000)	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	$8,500	$7,240,640
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
0.00%, 07/01/34	1,000	923,060
0.00%, 07/01/39	1,395	1,276,620

		17,328,162
Louisiana — 1.7%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	1,790	1,939,966
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,677,978
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/31	600	626,892

		4,244,836
Maine — 1.0%
Maine State Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38(e)	1,065	1,068,973
M/F Housing, Series E, 4.25%, 11/15/43(e)	955	957,120
S/F Housing, Series C, 3.95%, 11/15/43	505	487,067

		2,513,160
Maryland — 0.5%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	260	258,339
5.25%, 07/01/44	260	256,763
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38(e)	875	869,085

		1,384,187
Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	1,010	1,058,187
5.25%, 01/01/42	900	961,479
Massachusetts Development Finance Agency, Refunding RB:
International Charter School, 5.00%, 04/15/40	600	622,068
Suffolk University, 4.00%, 07/01/39	1,375	1,295,442
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	190	179,974
3.85%, 06/01/46	50	46,923
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 175, 4.10%, 12/01/45	610	606,157

		4,770,230
Michigan — 2.2%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	360	377,266
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,220,550
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38(e)	1,110	1,111,221

		5,709,037
Minnesota — 2.5%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 05/01/37	1,405	1,365,576
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,905	1,908,200

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Minnesota (continued)
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(a)	$305	$304,976
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	460	496,400
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,740	1,666,589
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	615	580,209

		6,321,950
Mississippi — 2.1%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	648,600
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	1,910	2,038,276
County of Jackson Limited Tax Note (AGC), 5.50%, 07/01/32	2,655	2,714,286

		5,401,162
Missouri — 3.1%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,431,621
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences:
5.25%, 10/01/31	500	535,775
4.25%, 10/01/32	480	490,882
5.00%, 10/01/39	750	805,973
Heartland Regional Medical Center, 4.13%, 02/15/43	700	710,178
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,634,655
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 06/01/42	860	929,049
5.00%, 06/01/47	1,230	1,324,107

		7,862,240
Nebraska — 1.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	900	967,005
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	640,836
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	2,535	2,707,405
4.00%, 01/01/44	600	594,330

		4,909,576
Nevada — 0.7%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,500	1,540,965
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	125,485

		1,666,450
New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	505	488,992
Series C, AMT, 4.88%, 11/01/42	220	214,680

		703,672

Security	Par (000)	Value
New Jersey — 9.1%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(h)(i)	$1,510	$15,855
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT:
5.25%, 09/15/29	1,335	1,430,559
Series B, 5.63%, 11/15/30	990	1,098,841
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	300	320,058
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,930	1,895,858
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	160	165,194
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	250	241,545
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A:
RWJ Barnabas Health Obligated Group, 4.00%, 07/01/43	2,955	2,956,803
St. Barnabas Health Care System, 4.63%, 07/01/21(b)	770	817,209
5.63%, 07/01/21(b)	2,560	2,782,797
5.00%, 07/01/25	500	541,300
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	1,820	1,958,593
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	698,560
Transportation Program:
Series AA, 5.00%, 06/15/38	290	299,877
Series AA, 5.00%, 06/15/45	1,350	1,390,540
Series AA, 5.00%, 06/15/46	600	617,670
Series A, 5.50%, 06/15/41	500	521,870
Series A, 5.00%, 06/15/42	395	403,627
Series B, 5.50%, 06/15/31	2,000	2,104,320
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	240	251,448
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/46	1,180	1,218,043
Series A, 5.25%, 06/01/46	305	322,388
Sub-Series B, 5.00%, 06/01/46	1,180	1,195,198

		23,248,153
New Mexico — 1.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	680	734,006
New Mexico Mortgage Finance Authority, RB, S/F Housing, Mortgage Program, Class I, Fannie Mae & Freddie Mac):
Series B (Ginnie Mae, 3.90%, 07/01/48	1,085	1,042,500
Series C (Ginnie Mae, 3.88%, 07/01/43	1,655	1,597,489

		3,373,995
New York — 5.8%
City of New York Industrial Development Agency, RB, PILOT (AMBAC), 5.00%, 01/01/39	1,100	1,114,509
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(e)	1,650	1,628,022
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AGC), 6.50%, 01/01/46	300	302,109
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,400	1,440,572

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	$1,000	$883,820
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,825	1,755,376
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 04/01/19(b)	2,475	2,514,971
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,250	1,298,800
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	659,719
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,905	1,965,998
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	1,160	1,176,437

		14,740,333
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	720	769,932

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	415	399,608
5.88%, 06/01/47	225	218,473
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,009,870
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project:
6.25%, 01/15/34	500	511,850
6.38%, 01/15/43	275	281,036
County of Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	250	243,605
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,010	3,134,403

		7,798,845
Oklahoma — 1.4%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	413,578
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	883,960
5.00%, 10/01/39	280	308,294
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.50%, 08/15/52	680	730,510
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,315	1,210,011

		3,546,353
Oregon — 1.7%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 0.00%, 06/15/38(c)	135	137,233
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	725	737,195
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	875	857,377

Security	Par (000)	Value
Oregon (continued)
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	$2,485	$2,701,866

		4,433,671
Pennsylvania — 10.1%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	2,785	2,731,277
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,602,127
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	715	680,866
Delaware River Port Authority, RB:
4.50%, 01/01/32	3,000	3,146,250
Series D (AGM), 5.00%, 01/01/40	3,640	3,737,697
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(f)	500	327,645
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,000	1,049,220
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	837,111
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 127-B, 3.88%, 10/01/38	670	653,163
Pennsylvania Turnpike Commission, RB, Sub-Series A-1, 5.00%, 12/01/41	2,735	2,884,851
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	2,000	2,138,020
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	800	857,736
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	3,825	4,133,371

		25,779,334
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,470	1,490,874
5.63%, 05/15/43	1,395	1,413,986

		2,904,860
Rhode Island — 4.1%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	985	959,804
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,845	1,806,568
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	595	570,813
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 04/01/19(b)	1,330	1,349,272
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,040,300
Series B, 4.50%, 06/01/45	2,725	2,687,477
Series B, 5.00%, 06/01/50	2,000	2,050,620

		10,464,854
South Carolina — 2.1%
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	2,125	2,197,059
5.50%, 12/01/53	3,105	3,274,750

		5,471,809

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tennessee — 3.8%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	$2,945	$3,096,285
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	912,686
County of Knox Tennessee Health Educational & Housing Facility Board, RB, University Health System, Inc., 4.00%, 09/01/40	1,285	1,179,424
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,169,300
5.38%, 11/01/28	1,000	1,031,950
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,075	1,147,487
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	1,200	1,247,688

		9,784,820
Texas — 7.8%
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	5,000	1,858,800
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,300,452
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	16,780	6,989,541
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	550	282,656
0.00%, 08/15/35	5,450	2,717,479
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49(e)	930	912,888
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,140	1,248,676
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	300	301,302
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,193,890

		19,805,684
Utah — 0.6%
Utah Housing Corp., RB, ClassI III , Series D-2 (FHA), 4.00%, 01/01/36	515	516,648
Utah State Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 04/15/42	600	583,068
The Freedom Academy Foundation Project, 5.25%, 06/15/37(a)	205	200,228
The Freedom Academy Foundation Project, 5.38%, 06/15/48(a)	260	250,481

		1,550,425
Vermont — 0.3%
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 06/15/32	690	693,747

Virginia — 1.6%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	780	797,542
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,030	1,009,081

Security	Par (000)	Value
Virginia (continued)
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(g)	$745	$755,773
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,440	1,566,835

		4,129,231
Washington — 0.3%
Port of Seattle Washington, RB, Series A, AMT, 5.00%, 05/01/43	625	670,112

West Virginia — 1.2%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	3,455	3,139,144

Wisconsin — 1.9%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	435	406,177
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Senior Credit Group, 4.00%, 11/15/36	2,900	2,922,504
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,457,387

		4,786,068

Total Municipal Bonds — 138.5% (Cost — $337,194,688)		353,316,778

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

California — 0.5%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(k)	1,182	1,356,702

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(k)	1,769	1,965,090

Connecticut — 1.6%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,228,766

Florida — 0.9%
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	2,120	2,314,383

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,200	1,204,776

Maryland — 1.2%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	2,760	3,047,454

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,335,276

Michigan — 0.8%
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,143	2,095,575

Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,432,051

Nevada — 1.0%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,311	2,588,972

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey — 1.8%
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	$1,606	$1,593,557
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(k)	2,861	2,978,256

		4,571,813
New York — 9.5%
City of New York, GO, Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,600	1,652,016
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	825,576
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(k)	2,145	2,122,199
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	6,000	5,939,180
Series CC, 5.00%, 06/15/47	4,000	4,378,931
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)(k)	1,083	1,165,347
5.75%, 02/15/47(k)	666	716,886
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	4,850,484
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	2,360	2,528,062

		24,178,681
Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(k)	1,800	1,771,638

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(k)	2,399	2,392,744
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	914	914,491

		3,307,235
Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,100	1,086,211

Texas — 4.2%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	2,609	2,878,309
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,160	2,143,296
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,380	2,551,378
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,680	1,656,502
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,409	1,412,671

		10,642,156

Security	Par (000)	Value
Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	$2,213	$2,197,939

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.5% (Cost — $75,985,879)		75,324,718

Total Long-Term Investments — 168.0% (Cost — $413,180,567)		428,641,496

Short-Term Securities — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(l)(m)	2,714,899	2,715,171

Total Short-Term Securities — 1.1% (Cost — $2,715,171)		2,715,171

Total Investments — 169.1% (Cost — $415,895,738)		431,356,667
Liabilities in Excess of Other Assets — (0.9)%		(2,449,349)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.8)%		(47,892,780)
VMTP Shares at Liquidation Value — (49.4)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$255,114,538

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 1, 2026 is $9,553,900. See Note 4 of the Notes to Financial Statements for details.

(l)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

(m)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	2,714,899	2,714,899	$2,715,171	$8,063	$296	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	9	12/19/18	$1,066	$9,487
Long U.S. Treasury Bond	86	12/19/18	11,879	278,410
5-Year U.S. Treasury Note	19	12/31/18	2,135	5,171

				$293,068

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$293,068	$—	$293,068

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$338,690	$—	$338,690

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$294,671	$—	$294,671

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,934,590

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$428,641,496	$—	$428,641,496
Short-Term Securities	2,715,171	—	—	2,715,171

	$2,715,171	$428,641,496	$—	$431,356,667

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$293,068	$—	$—	$293,068

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(47,675,573)	$—	$(47,675,573)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(173,575,573)	$—	$(173,575,573)

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 133.6%

Alabama — 1.2%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,868,594

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	1,045	1,015,531

Arizona — 3.2%
Arizona IDA, Refunding RB, Series A(a):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	360	364,871
5.38%, 07/01/50	925	939,143
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	725	680,724
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 07/01/33	870	877,760
Legacy Traditional Schools Projects, 5.00%, 07/01/46(a)	1,255	1,257,284
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(a):
5.00%, 07/01/35	125	126,049
5.00%, 07/01/46	135	134,390
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	822,136

		5,202,357
California — 10.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	385	394,694
Sutter Health, Series B, 6.00%, 08/15/20(b)	1,040	1,115,265
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)	680	699,251
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	70	75,337
5.25%, 08/15/49	175	187,402
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(a)(c)	1,265	671,538
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	2,045	2,119,356
5.25%, 05/15/39	270	274,290
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	191,123
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	140	137,430
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.(d):
5.70%, 06/01/46	1,000	1,000,750
5.60%, 06/01/36	2,000	2,002,660
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	535	537,921
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 08/01/38(c)	3,725	1,655,241
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	1,085	1,106,819
6.50%, 04/01/33	915	931,864
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	387,032
Sub-Series I-1, 6.38%, 11/01/19(b)	400	418,372

Security	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	$2,150	$2,155,332
5.13%, 06/01/46	1,005	1,007,492

		17,069,169
Colorado — 4.5%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	275	274,145
Colorado Health Facilities Authority, Refunding RB, Series A:
Sisters of Charity of Leavenworth Health System, 5.00%, 01/01/40	3,940	4,043,898
Sunny Vista Living Center Project, 6.13%, 12/01/45(a)	160	165,411
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,627,670
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,022,920

		7,134,044
Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	515	501,826
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(a)	860	932,756

		1,434,582
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	793,185
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,323,776

		3,116,961
District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(b)	260	301,306
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	750	791,377
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	173,657
5.25%, 10/01/44	1,000	1,023,480

		2,289,820
Florida — 5.4%
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement:
Revenue Bond, Series A-1, 5.13%, 05/01/39	210	203,272
Series A-2, 4.60%, 05/01/31	515	503,134
Capital Trust Agency, Inc., RB, University Bridge LLC Student Housing Project, Series A, 5.25%, 12/01/58(a)	910	880,198
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/20(b)	1,950	2,055,124
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(a)(e)	740	758,219
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 05/01/21	100	100,632
4.25%, 05/01/26	100	99,556
5.13%, 05/01/46	400	393,336
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	1,080	1,225,552

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Tolomato Community Development District, Refunding, Special Assessment Bonds(d):
Convertible CAB, Series A3, 6.61%, 05/01/40	$225	$218,736
Convertible CAB, Series A4, 6.61%, 05/01/40	120	97,554
Series 2015-2, 6.61%, 05/01/40	310	203,134
Tolomato Community Development District(f)(g):
Series 1, 6.61%, 05/01/40(d)	505	402,202
Series 1, 6.65%, 05/01/40	15	14,293
Series 3, 6.61%, 05/01/40	340	3
Series 3, 6.65%, 05/01/40	275	3
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/49	570	562,527
5.00%, 05/01/28	160	158,333
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	790	851,604

		8,727,412
Georgia — 0.2%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	240	267,864
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 4.00%, 12/01/48	10	9,794

		277,658
Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	45	45,562

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A, 4.00%, 03/01/43	45	42,454
State of Idaho Building Authority, RB, Department of Health And Welfare Project, 4.00%, 09/01/48(h)	650	637,299

		679,753
Illinois — 12.4%
Chicago Board of Education, GO, Dedicated Revenues:
Series H, 5.00%, 12/01/36	935	942,433
Project, Series C, 5.25%, 12/01/35	795	809,445
Chicago Board of Education, GO, Refunding, Series C:
5.00%, 12/01/27	415	429,060
5.00%, 12/01/34	940	950,904
Chicago Board of Education, GO, Refunding Series F, 5.00%, 12/01/22	325	337,113
City of Chicago Illinois, GO, Refunding, Series A:
6.00%, 01/01/38	595	660,093
Project, 5.25%, 01/01/32	1,090	1,136,914
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.75%, 01/01/21(b)	2,100	2,258,004
5.75%, 01/01/39	400	423,900
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	378,022
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	363,790
Illinois Finance Authority, RB, Advocate Health Care Network, Series C(b):
5.38%, 04/01/19	870	882,241
5.38%, 04/01/19	975	988,718
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	550	568,579
Presence Health Network, Series C, 5.00%, 02/15/41	1,500	1,627,950
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	200	211,060

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion Project, Series B (AGM), 5.00%, 06/15/50	$1,790	$1,835,824
McCormick Place Expansion Project, Series B-2, 5.00%, 06/15/50	1,400	1,400,574
McCormik Place Expansion Project, Series B, 5.00%, 06/15/52	225	230,812
State of Illinois, GO:
5.00%, 05/01/27	500	514,015
5.00%, 01/01/28	1,005	1,032,326
5.00%, 03/01/37	755	763,713
Series A, 5.00%, 01/01/33	555	563,064
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	475	505,509

		19,814,063
Indiana — 6.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	365	416,870
7.00%, 01/01/44	885	1,015,697
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(a)	1,095	1,113,702
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	135	141,456
6.75%, 01/15/43	200	209,188
6.88%, 01/15/52	560	586,880
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,373,588
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	160	167,501
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	520	543,020
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	2,190	2,306,245
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	290	299,086
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(b)	500	509,355
5.75%, 05/01/31	100	101,896
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	350	352,380
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	483,546
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	560	569,397

		10,189,807
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	825	876,084
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,009
Midwestern Disaster Area, 5.25%, 12/01/25	660	697,257
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	360	370,487

		1,948,837
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	460	483,630
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(d)	565	517,088

		1,000,718

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$1,135	$1,216,936
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	350	363,570
5.25%, 05/15/31	300	315,987
5.25%, 05/15/32	380	405,057
5.25%, 05/15/33	415	439,377
5.25%, 05/15/35	945	1,000,093

		3,741,020
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	970	1,028,889

Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	970	1,025,047
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	665,963

		1,691,010
Massachusetts — 4.7%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	860	901,031
Boston Medical Center, Series D, 5.00%, 07/01/44	1,000	1,044,250
North Hill Communities Issue, Series A, 6.50%, 11/15/23(a)(b)	1,000	1,186,600
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	978,037
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	530,830
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	645	654,533
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,135	2,166,513

		7,461,794
Michigan — 1.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,970	2,085,403
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	410	433,415

		2,518,818
Minnesota — 2.2%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, Series A, 5.75%, 07/01/46	180	181,071
City of Minneapolis, Refunding RB, Fairview Health Servises, Series A, 4.00%, 11/15/48	80	76,362
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(h):
4.25%, 02/15/48	1,940	1,852,273
5.25%, 02/15/58	655	690,888
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 09/01/36	690	709,375

		3,509,969
Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	92,115

Security	Par (000)	Value
Missouri (continued)
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	$330	$331,218
4.75%, 11/15/47	365	367,175
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	115	120,876

		911,384
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	285	308,780

New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	500,945
5.25%, 11/01/44	1,160	1,220,216
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	505	506,555
New Jersey Economic Development Authority, RB, State House project, Series B (BAM), 4.13%, 06/15/39	130	127,954
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,503,116
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,345,025
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	785	848,373
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/45	585	602,568
Transportation System, Series B, 5.25%, 06/15/36	845	879,738
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/35	965	1,016,666
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	530	570,073
Series A, 5.00%, 06/01/46	1,700	1,754,808
Series A, 5.25%, 06/01/46	440	465,084
Sub-Series B, 5.00%, 06/01/46	420	425,410

		11,766,531
New York — 29.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(h)	2,390	2,358,165
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,830	3,007,498
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(a)	900	926,082
5.00%, 06/01/42	1,505	1,448,487
5.00%, 06/01/45	555	529,858
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,000	1,021,470
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	730	686,200
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	910	875,283
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	4,030	4,358,405
5.75%, 02/15/47	2,480	2,653,898
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,237,545
5.25%, 11/15/39	400	439,804

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	$6,140	$6,626,226
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	420	436,397
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	2,355	2,411,591
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	160	164,930
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	395	406,771
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,420,155
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,052,380
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	781,618
State of New York Dormitory Authority, RB, Series B, 5.75%, 03/15/19(b)	11,250	11,412,900
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(a)	455	491,532
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	1,700	1,577,209

		47,324,404
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	480	488,655
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	260	291,522

		780,177
North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 4.25%, 02/15/43(h)	230	221,545

Ohio — 4.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	2,295	2,209,878
5.88%, 06/01/47	1,100	1,068,089
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,650	2,773,570
County of Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	355	345,919
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,220	1,274,693

		7,672,149
Oklahoma — 3.2%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.00%, 08/15/38	1,450	1,520,833
OU Medicine Project, Series B, 5.25%, 08/15/43	1,305	1,385,949
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,290	1,187,006
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	993,792

		5,087,580

Security	Par (000)	Value
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$625	$271,894

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	470	488,123
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	300	315,192
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	155	147,600
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	465	487,887
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	744,099
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,190	1,157,775
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	557,076

		3,897,752
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	1,860	1,885,315

Rhode Island — 2.7%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	655	628,374
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	420	436,926
Series B, 4.50%, 06/01/45	1,875	1,849,181
Series B, 5.00%, 06/01/50	1,360	1,394,422

		4,308,903
South Carolina — 2.2%
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,840	1,949,388
Series E, 5.00%, 12/01/48	420	434,242
Series E, 5.50%, 12/01/53	750	791,003
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	400	423,220

		3,597,853
Tennessee — 0.7%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	490	515,108
5.63%, 01/01/46	570	593,541

		1,108,649
Texas — 8.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(b)	730	790,181
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	210	247,141
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	731,962
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	5,200	2,288,520

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(b):
6.00%, 08/15/20	$105	$111,947
6.00%, 08/15/20	1,285	1,371,185
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(c)	3,000	1,469,880
Mission Economic Development Corp., Refunding RB, Senior Lien, Natural Gasoline Project, AMT, 4.63%, 10/01/31(a)(h)	430	428,534
Mission Texas Economic Development Corp., RB, Senior Lien, Natural Gasoline Project, Series B, AMT, 5.75%, 10/01/31(a)	875	901,469
New Hope Cultural Education Facilities Finance Corp., RB, Legacy Midtown Park Project, Series A, 5.50%, 07/01/54	125	120,091
Newark Higher Education Finance Corp., RB, Series A(a):
5.50%, 08/15/35	135	140,012
5.75%, 08/15/45	275	285,920
North Texas Tollway Authority, Refunding RB(h):
4.25%, 01/01/49	2,125	2,085,900
5.00%, 01/01/50	430	462,607
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,066,215
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	532,315

		13,033,879
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	1,815	1,858,215

Virginia — 2.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	260	264,340
5.13%, 03/01/31	510	519,481
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,025	1,004,182
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	240	244,063
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 04/01/45	1,000	1,018,140
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	1,540	1,675,643

		4,725,849
Washington — 0.9%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	350	374,727
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,020	1,103,222

		1,477,949
Wisconsin — 1.5%
Public Finance Authority, RB, Series A:
Alabama Proton Therapy Center, 6.25%, 10/01/31(a)	290	275,935
Alabama Proton Therapy Center, 7.00%, 10/01/47(a)	290	276,547
5.00%, 12/01/45	825	836,748
5.15%, 12/01/50	555	564,524
Public Finance Authority, Refunding RB, Celanese Project(a):
Series C, AMT, 4.30%, 11/01/30	200	202,688
Series D, 4.05%, 11/01/30	200	198,312

		2,354,754

Total Municipal Bonds — 133.6% (Cost — $207,649,214)		214,359,930

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 3.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 04/01/19(b)	$1,090	$1,108,129
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,700	2,912,396
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	495	544,334
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	553	567,729

		5,132,588
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(j)	740	756,114

Georgia — 0.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,002,233

Idaho — 1.3%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	2,120	2,101,651

Illinois — 2.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,340	2,529,715
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,621,753

		4,151,468
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,815	1,713,045

Massachusetts — 4.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,539,643

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(j)	660	672,389

New York — 1.1%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	495	504,519
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,341,935

		1,846,454
North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,298,289
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,232	1,211,197

		2,509,486
Ohio — 2.9%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 01/01/19(b)	4,634	4,660,891

Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,880,642

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	$2,447	$2,357,969

Texas — 9.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	11,000	11,792,083
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(j):
5.00%, 08/15/19(b)	1,202	1,225,972
5.00%, 08/15/38	920	937,762
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,240,861

		15,196,678
Virginia — 3.5%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	2,224	2,562,616
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,061,626

		5,624,242
West Virginia — 1.1%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	1,820,496

Wisconsin — 1.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 04/01/19(b)(j)	1,989	2,016,423

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.0% (Cost — $60,322,966)		60,982,412

Total Long-Term Investments — 171.6% (Cost — $267,972,180)		275,342,342

Security	Shares	Value
Short-Term Securities — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(k)(l)	1,859,335	$1,859,521

Total Short-Term Securities — 1.2% (Cost — $1,859,521)		1,859,521

Total Investments — 172.8% (Cost — $269,831,701)		277,201,863
Liabilities in Excess of Other Assets — (2.5)%		(4,031,020)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(37,185,026)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.1)%		(75,589,227)

Net Assets Applicable to Common Shares — 100.0%		$160,396,590

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2018 to April 1, 2039, $6,074,475. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the period ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,374,394	(515,059)	1,859,335	$1,859,521	$4,469	$228	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	7	12/19/18	$829	$5,489
Long U.S. Treasury Bond	35	12/19/18	4,834	97,140
5-Year U.S. Treasury Note	9	12/31/18	1,011	5,235

				$107,864

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$107,864	$—	$107,864

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$145,152	$—	$145,152

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$87,997	$—	$87,997

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,897,754

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$275,342,342	$—	$275,342,342
Short-Term Securities	1,859,521	—	—	1,859,521

	$1,859,521	$275,342,342	$—	$277,201,863

Derivative Financial Instruments (b)
Assets:
Interest rate contracts	$107,864	$—	$—	$107,864

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(37,048,279)	$—	$(37,048,279)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(113,048,279)	$—	$(113,048,279)

During the period ended October 31, 2018, there were no transfers between levels.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 98.1%

Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 06/01/20	$1,000	$1,039,910
Tuscaloosa City Board of Education, RB, 5.00%, 08/01/20	225	236,012

		1,275,922
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 01/01/21	3,200	3,368,768
Series C, 5.00%, 01/01/21	2,500	2,631,850

		6,000,618
Arizona — 3.2%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 07/01/19(a)	180	181,883
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 07/01/19(b)	5,585	5,698,934
5.00%, 07/01/20	1,300	1,359,761
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,503,390
5.25%, 12/01/20	1,000	1,054,560

		9,798,528
California — 5.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 08/15/20(b)	815	859,727
Los Angeles California Unified School District, GO, Series I, 5.00%, 07/01/20	3,750	3,826,725
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 01/01/19	540	542,662
5.00%, 01/01/20	550	567,518
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,114,160
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 05/01/20	10,000	10,464,600

		17,375,392
Colorado — 1.3%
Adams & Arapahoe Joint School District 28J Aurora, GO, Refunding:
Series A, 5.00%, 12/01/20	690	730,372
Series B, 5.00%, 12/01/20	1,335	1,413,111
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 2.70%, 12/01/19(a)	493	493,552
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 08/15/19	125	126,622
4.00%, 08/15/20	150	153,876
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	565,301
4.00%, 12/01/20	580	597,284

		4,080,118
Florida — 1.9%
County of Escambia Florida, RB, Gulf Power Co. Project, 1.80%, 04/01/39(c)	2,500	2,448,625
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,438,291
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	500	522,985

Security	Par (000)	Value
Florida (continued)
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 05/01/13(d)(e)	$2,980	$1,482,550

		5,892,451
Georgia — 2.2%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,240	6,629,002

Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	250	259,343
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,246,834

		1,506,177
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,317,623
5.00%, 11/15/20	1,440	1,525,464

		2,843,087
Illinois — 13.4%
Chicago Transit Authority, Refunding RB, 5.00%, 06/01/20	1,000	1,037,540
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, 5.00%, 01/01/20	1,000	1,019,670
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien (AGM):
5.00%, 11/01/18(b)	4,040	4,040,000
5.00%, 11/01/20	960	962,410
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,058,320
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 06/15/22(f)	13,455	11,766,263
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 06/01/20	10,000	10,420,200
State of Illinois, GO, 5.00%, 07/01/20	4,055	4,176,853
State of Illinois, RB, Series B:
5.00%, 06/15/19(b)	515	524,388
5.00%, 06/15/20	1,485	1,510,126
State of Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/20	4,145	4,273,578

		40,789,348
Indiana — 0.4%
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 01/01/21	600	634,638
Northern Indiana Commuter Transportation District, RB, 5.00%, 07/01/20	620	649,022

		1,283,660
Kansas — 1.8%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20(f)	3,150	2,881,210
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C:
5.25%, 11/15/19(b)	55	56,703
5.25%, 11/15/20	2,445	2,521,455

		5,459,368

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	$2,115	$2,152,414
5.00%, 12/01/20	1,430	1,498,454
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project(f):
0.00%, 07/01/19	255	250,155
0.00%, 07/01/20	1,000	949,640

		4,850,663
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	419,892

Maryland — 1.6%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 06/15/19	250	254,605
5.00%, 06/15/20	275	287,447
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester & Farmington Village Project:
4.00%, 07/01/19	285	288,602
5.00%, 07/01/20	500	522,485
Maryland EDC., RB, Transportation Facilities Project, Series A, 5.13%, 06/01/20(g)	730	756,046
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 06/01/20	640	657,389
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 01/01/21(g)	1,335	1,424,045
University of Maryland, Medical System, 5.00%, 07/01/19	670	682,723

		4,873,342
Massachusetts — 2.0%
Massachusetts Bay Transportation Authority, Refunding RB, VRDN, General Transportation System, Series A-1 (Barclays Bank PLC SBPA), 1.62%, 03/01/30(c)	5,000	5,000,000
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/20	1,000	1,028,700

		6,028,700
Michigan — 4.3%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 09/01/20	1,500	1,500,510
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 05/15/20	885	910,532
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 07/01/20	1,000	1,022,420
Michigan Finance Authority, Refunding RB, Student Loan, Series 25-A, AMT:
5.00%, 11/01/19	1,940	1,985,726
5.00%, 11/01/20	1,800	1,879,254
Saginaw Valley State University, Refunding RB, General, Series A, 5.00%, 07/01/20	1,000	1,045,140
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	342,427
Series 2-A, 4.00%, 10/15/20	1,205	1,246,693
State of Michigan Trunk Line Revenue, Refunding RB:
5.00%, 11/01/20	1,000	1,029,980
5.00%, 11/01/21	2,000	2,059,340

		13,022,022

Security	Par (000)	Value
Mississippi — 0.3%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 03/01/20	$1,035	$1,070,273

Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 09/01/20	3,000	3,138,240
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	526,700

		3,664,940
Multi-State — 1.7%
Centerline Equity Issuer Trust(a):
Series A-4-2, 6.00%, 05/15/19	2,500	2,545,850
Series B-3-2, 6.30%, 05/15/19	2,500	2,549,525

		5,095,375
Nebraska — 1.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/20	3,500	3,658,060

Nevada — 2.2%
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 08/01/20	1,115	1,152,252
County of Clark Nevada Department of Aviation, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 07/01/19	500	509,430
5.00%, 07/01/20	1,000	1,044,800
Washoe County School District, GO, School Improvement, Series C, 5.00%, 10/01/20	3,695	3,880,674

		6,587,156
New Jersey — 8.3%
County of Atlantic New Jersey, GO, Refunding, 3.00%, 10/01/20	2,740	2,784,963
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,581,975
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 09/15/19	355	361,120
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 07/01/20	250	260,408
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/20	2,500	2,592,450
Provident Group Montclair (AGM), 4.00%, 06/01/20	105	107,688
School Facilities, Series GG, 5.00%, 09/01/22	2,000	2,093,460
School Facilities, Series K (AGC), 5.25%, 12/15/20	3,150	3,325,644
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 07/01/19	1,060	1,079,917
Seton Hall University, Series D, 5.00%, 07/01/20	650	678,685
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18(g)	2,500	2,508,925
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT:
5.00%, 12/01/19	2,565	2,630,407
5.00%, 12/01/20	2,900	3,032,791
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 06/15/20	2,000	2,075,260
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 06/15/19	250	253,873

		25,367,566
New York — 3.4%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 07/15/20	330	344,108
Build NYC Resource Corp., Refunding RB, Pratt Paper NY, Inc. Project, AMT, 3.75%, 01/01/20(a)	305	307,669

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 06/01/19	$400	$407,120
5.00%, 06/01/20	450	470,893
New York State Energy Research & Development Authority, Refunding RB, Electric & Gas Corp. Project, Series B, 2.00%, 02/01/29(c)	3,000	2,976,360
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 01/01/20	875	904,207
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 08/01/20	3,500	3,618,720
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	1,040	1,071,377
TSASC, Inc., Refunding RB, Senior, Series A, 5.00%, 06/01/20	230	238,671

		10,339,125
North Carolina — 2.1%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 01/01/19(b)	1,400	1,407,280
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 01/01/20	5,000	5,163,950

		6,571,230
Ohio — 0.9%
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 06/30/19	945	960,234
5.00%, 12/31/19	830	852,858
5.00%, 06/30/20	1,000	1,038,070

		2,851,162
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 09/01/22	1,100	1,164,020

Pennsylvania — 9.1%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services, Series A:
4.00%, 12/01/19	840	845,015
4.00%, 12/01/20	870	876,377
City of Philadelphia PA Airport Revenue, Refunding RB, AMT, Series B, 5.00%, 07/01/20	1,450	1,514,714
Commonwealth of Pennsylvania, GO, Refunding First Series, 5.00%, 08/15/20	1,000	1,047,670
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran Social Project, 4.00%, 01/01/20	1,000	1,015,690
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 05/01/19	1,300	1,316,536
Montgomery County IDA, Refunding RB, Albert Einstein Healthcare, Series A, 5.00%, 01/15/20	1,400	1,433,110
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project:
5.00%, 12/31/20	3,830	4,008,057
AMT, 5.00%, 06/30/20	295	305,791
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,230,462
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services(g):
4.00%, 10/01/19	1,165	1,177,349
4.00%, 10/01/20	1,210	1,239,415
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 05/01/20(g)	1,480	1,541,154
Drexel University, 5.00%, 05/01/20	95	98,753

Security	Par (000)	Value
Pennsylvania (continued)
University Properties, Inc., 4.00%, 07/01/19	$230	$231,842
University Properties, Inc., 4.00%, 07/01/20	450	457,308
Widener University, 5.00%, 07/15/20	600	624,012
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	459,581
2.55%, 04/01/20	850	850,340
2.65%, 10/01/20	865	865,796
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 07/01/20	1,500	1,567,710
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 06/01/19(b)	1,000	1,017,680
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 07/15/20	995	1,040,083
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/20	350	368,634
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 07/01/19	360	363,380
4.00%, 07/01/20	465	473,919
Westmoreland County Municipal Authority, Refunding RB, (BAM):
5.00%, 08/15/19	335	342,444
3.00%, 08/15/20	110	111,279
5.00%, 08/15/20	355	371,476

		27,795,577
Rhode Island — 3.0%
Rhode Island Commerce Corp., Refunding RB, Rhode Island Department of Transportation, Series A, 5.00%, 06/15/20	3,465	3,620,128
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/20	1,500	1,554,315
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,016,782

		9,191,225
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 07/01/20(g)	2,000	2,092,960

Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	243,511
5.00%, 10/01/20	325	339,713

		583,224
Texas — 15.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 01/01/19(g)	605	608,799
5.75%, 01/01/19	195	196,113
5.00%, 01/01/20	620	638,519
5.75%, 01/01/20	1,140	1,183,799
Central Texas Turnpike System, RB, CAB (AMBAC)(f):
0.00%, 08/15/21(g)	1,825	1,707,160
Series A, 0.00%, 08/15/21	6,165	5,738,444
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/42(c)	1,000	1,036,480
City of Houston Texas Airport System Revenue, Refunding RB:
Series B-2, AMT, 5.00%, 07/15/20	3,000	3,093,180
Subordinate Lien, Series B, 5.00%, 07/01/20	250	261,200

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 07/01/20	$5,000	$5,111,650
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	3,897,072
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 05/15/20	5,000	5,210,300
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project, Series A:
4.00%, 04/01/19	345	346,935
4.00%, 04/01/20	415	421,619
4.00%, 04/01/20	585	594,331
4.00%, 04/01/20	180	182,871
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 01/01/19(b)	815	819,320
5.38%, 01/01/19(b)	4,060	4,082,330
5.25%, 01/01/20	185	185,968
5.38%, 01/01/21	940	944,888
State of Texas, RB, 4.00%, 08/29/19	5,000	5,079,100
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/20	5,000	5,251,050

		46,591,128
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,112,060
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 07/01/20	1,500	1,567,710
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A(a):
5.00%, 07/01/19	425	430,810
5.00%, 07/01/20	335	345,120

		4,455,700
Washington — 2.4%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	2,776,935
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	262,755
5.00%, 10/01/42(c)	4,000	4,295,600

		7,335,290

Security	Par (000)	Value
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, General, Series A, 5.25%, 05/01/20	$1,000	$1,016,500
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.00%, 04/01/19(b)	1,515	1,534,301
ThedaCare, Inc., 5.00%, 12/15/20	250	262,870

		2,813,671

Total Long-Term Investments — 98.1% (Cost — $297,064,459)		299,355,972

	Shares
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(h)(i)	1,295,861	1,295,990

Total Short-Term Securities — 0.4% (Cost — $1,295,908)		1,295,990

Total Investments — 98.5% (Cost — $298,360,367)		300,651,962
Other Assets Less Liabilities — 1.5%		4,464,767

Net Assets Applicable to Common Shares — 100.0%		$305,116,729

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Zero-coupon bond.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Annualized 7-day yield as of period end.

(i)

During the period ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,295,861	1,295,861	$1,295,990	$21,561	$14	$82

(a)	Includes net capital gain distributions, if applicable.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$299,355,972	$—	$299,355,972
Short-Term Securities	1,295,990	—	—	1,295,990

	$1,295,990	$299,355,972	$—	$300,651,962

(a)	See above Schedule of Investments for values in each state or political subdivision.

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 129.4%

Alabama — 3.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM):
5.00%, 10/01/44	$1,555	$1,662,279
5.25%, 10/01/48	2,275	2,453,997
Sub-Lien, Series D:
6.00%, 10/01/42	5,740	6,480,804
7.00%, 10/01/51	1,765	2,083,971
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,362,989
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	4,080	4,376,086

		19,420,126
Arizona — 3.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(b)	3,400	3,406,188
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,368,002
5.00%, 12/01/37	7,460	8,459,491

		23,233,681
California — 12.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 04/01/19(a)	4,445	4,517,676
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	6,230	6,680,865
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,465	2,690,326
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	290	312,110
5.25%, 08/15/49	715	765,672
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	640	695,789
5.00%, 02/01/37	480	520,070
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	2,970	3,057,882
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/41	1,030	1,050,796
5.00%, 12/01/46	885	900,036
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	11,690	12,115,048
5.25%, 05/15/39	1,560	1,584,788
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	797,868
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 06/01/41	5,000	1,794,450
0.00%, 06/01/42	6,000	2,053,080
0.00%, 06/01/43	5,000	1,630,900
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	1,965	1,975,729
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/34	3,500	1,893,360
0.00%, 08/01/36	4,000	1,960,040

Security	Par (000)	Value
California (continued)
State of California, GO, Various Purposes:
6.50%, 04/01/19(a)	$11,055	$11,277,316
6.00%, 03/01/33	4,970	5,236,988
6.50%, 04/01/33	9,355	9,527,413
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,629,894
Sub-Series I-1, 6.38%, 11/01/19(a)	2,315	2,421,328

		77,089,424
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	4,205	4,298,898

Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,774,064

Delaware — 2.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,353,116
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,280	2,448,902
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,456,992

		15,259,010
District of Columbia — 5.1%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	865	956,180
Georgetown University Issue, 5.00%, 04/01/42	1,005	1,094,143
Kipp Charter School, Series A, 6.00%, 07/01/23(a)	1,480	1,715,128
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	23,035	23,835,466
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,011,295
5.25%, 10/01/44	2,465	2,522,878

		31,135,090
Florida — 2.8%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,744,162
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(a)	2,280	2,416,663
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 06/01/32	600	619,014
5.00%, 06/01/36	125	128,464
5.13%, 06/01/42	1,925	1,974,684
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	5,885	6,678,121
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	3,395	2,716,000

		17,277,108
Georgia — 2.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	1,910	2,094,983
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	7,225	7,064,533
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,010	1,127,261

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Georgia (continued)
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,650	$1,696,794

		11,983,571
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,660	2,782,387

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,593,034

Illinois — 19.2%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series H, 5.00%, 12/01/36	920	927,314
Project, Series C, 5.25%, 12/01/35	2,905	2,957,784
Chicago Board of Education, GO, Refunding, Series D, 5.00%, 12/01/25	1,650	1,708,592
Chicago Board of Education, GO, Dedicated Revenues:
Series F, 5.00%, 12/01/22	1,250	1,296,588
Series G, 5.00%, 12/01/34	915	925,614
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	3,440	3,504,225
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 01/01/32	6,155	6,419,911
5.00%, 01/01/34	2,500	2,568,475
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(a)	11,385	12,418,644
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,157,873
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	2,000	2,083,700
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,585,085
Illinois Finance Authority, RB:
Advocate Health Care Network, Series C, 5.38%, 04/01/19(a)	5,010	5,080,491
Advocate Health Care Network, Series C, 5.38%, 04/01/19(a)	5,620	5,699,073
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/47	405	425,234
Chicago LLC, University of Illinois at Chicago Project, Series A, 5.00%, 02/15/50	205	214,479
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,016,659
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	3,160	3,266,745
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	14,710	15,086,576
Series B-2, 5.00%, 06/15/50	3,905	3,906,601
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	885	955,543
6.00%, 06/01/21	2,245	2,451,922
State of Illinois, GO, Series A:
5.00%, 02/01/39	2,990	3,007,581
5.00%, 04/01/38	9,030	9,143,688
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)	1,240	1,264,887
State of Illinois, GO, Refunding:
5.00%, 10/01/30	10,400	10,627,968
Series B, 5.00%, 10/01/28	1,965	2,030,100
State of Illinois Toll Highway Authority, RB, Series C:
Senior, 5.00%, 01/01/36	5,095	5,535,819
5.00%, 01/01/37	5,455	5,911,202

Security	Par (000)	Value
Illinois (continued)
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	$1,910	$2,032,679

		117,211,052
Indiana — 3.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,525	1,741,718
7.00%, 01/01/44	3,680	4,223,463
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	6,739,667
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	880	921,254
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	2,905	3,033,604
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	790	831,933
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	1,655	1,706,851
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	2,150	2,164,620
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,705,684

		24,068,794
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,515	5,856,489
Midwestern Disaster Area:
5.50%, 12/01/22	15	15,028
5.25%, 12/01/25	2,125	2,244,956
5.88%, 12/01/26(b)	805	845,926
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,390	1,430,491

		10,392,890
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	1,915	2,013,374
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,515	2,716,778
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,325	2,127,840

		6,857,992
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,006,762
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,980	2,056,765
5.25%, 05/15/31	1,690	1,780,060
5.25%, 05/15/32	2,160	2,302,430
5.25%, 05/15/33	2,345	2,482,745
5.25%, 05/15/35	4,985	5,275,626

		20,904,388
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	855	903,521
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,440	1,486,800

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	$840	$921,572
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	4,295	4,649,080

		7,960,973
Massachusetts — 0.4%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(a)	2,535	2,586,714

Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,665	9,172,596
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,870	3,088,149
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	1,490	1,563,159
5.50%, 05/15/36	1,210	1,257,843
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,710	1,807,658

		16,889,405
Minnesota — 1.0%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(h):
4.25%, 02/15/48	2,030	1,938,203
5.25%, 02/15/53	4,060	4,330,031

		6,268,234
Missouri — 1.4%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	536,432
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	2,035	2,080,116
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,230	5,668,640
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	480	504,528

		8,789,716
Nebraska — 1.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,610	1,744,338
5.00%, 09/01/42	2,815	3,024,577
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	3,280	3,378,367
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	600	617,994

		8,765,276
New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	3,055	2,958,156
Series C, AMT, 4.88%, 11/01/42	1,585	1,546,675

		4,504,831

Security	Par (000)	Value
New Jersey — 9.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	$3,280	$3,459,154
5.25%, 11/01/44	2,980	3,134,692
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	2,115	2,121,514
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(d)(e)	3,680	38,640
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project:
4.88%, 09/15/19	430	437,413
5.25%, 09/15/29	3,830	4,104,151
Series B, 5.63%, 11/15/30	2,035	2,258,728
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 01/01/43	2,285	2,444,447
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	2,905	3,010,568
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	8,000	9,107,760
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	3,035	3,247,268
Series E, 5.00%, 01/01/45	5,095	5,482,984
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program:
Series AA, 5.00%, 06/15/44	1,320	1,358,320
Series AA, 5.00%, 06/15/44	2,445	2,509,719
Series A, 5.50%, 06/15/41	8,000	8,349,920
Series B, 5.25%, 06/15/36	4,810	5,007,739
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,070	1,131,001
Sub-Series B, 5.00%, 06/01/46	1,515	1,534,513

		58,738,531
New York — 10.6%
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,805	5,084,747
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	840	852,718
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	3,600	3,704,328
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series B, 5.00%, 06/01/45	9,395	9,785,456
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,688	1,758,786
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,104,186
5.25%, 11/15/39	1,650	1,814,191
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	6,550	7,154,892
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,400	2,493,696
3 World Trade Center Project(b):
Class 1, 5.00%, 11/15/44	7,830	8,018,155
Class 2, 5.15%, 11/15/34	660	680,335
Class 2, 5.38%, 11/15/40	1,655	1,704,319
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	7,096,226
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	1,165	1,212,078

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	$1,080	$1,123,178
5.00%, 08/01/31	2,585	2,667,772
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,706,749
6.00%, 12/01/42	1,960	2,098,592

		65,060,404
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(a)	2,750	2,799,583
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	1,130	1,267,001

		4,066,584
North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58(h)	1,885	1,983,906

Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	5,550	5,388,994
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(a)	6,125	6,410,609
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,280	1,369,958
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	858,200
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(a)	1,905	1,933,137
Series A, 5.00%, 05/01/39	3,545	3,571,694
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,585	1,656,056

		21,188,648
Oklahoma — 1.7%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,065	4,002,846
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,350	2,488,110
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,845	3,833,311

		10,324,267
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	910	971,225
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,240	1,302,794
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	210	230,603
5.00%, 06/01/34	275	301,053

Security	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	$1,135	$1,080,815
5.00%, 09/01/43	2,505	2,706,828
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,660	1,733,970
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,823,489
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,308,651

		14,459,428
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	3,690	3,742,398
5.63%, 05/15/43	3,520	3,567,907

		7,310,305
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	3,060	3,219,120
Series B, 4.50%, 06/01/45	5,175	5,103,740
Series B, 5.00%, 06/01/50	5,765	5,910,912

		14,233,772
South Carolina — 4.7%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(a)	6,455	6,781,236
AMT, 5.25%, 07/01/55	2,525	2,723,213
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	12,782,264
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	6,496,427

		28,783,140
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,660	2,796,644
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,350	1,441,031

		4,237,675
Texas — 15.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	4,210	4,557,072
Sub-Lien, 5.00%, 01/01/33	700	741,160
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	414,002
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	15,560	15,896,874
6.00%, 05/15/19	865	883,961
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	477,003
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(a):
7.00%, 01/01/23	380	447,207
7.00%, 01/01/23	500	588,430

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Harris Texas-Houston Sports Authority, Refunding RB(c):
3rd Lien, Series A (NPFGC), 0.00%, 11/15/24(a)	$6,000	$2,356,980
0.00%, 11/15/37	20,120	7,312,815
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,177,200
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	4,676,741
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 09/15/40	9,780	3,667,011
0.00%, 09/15/41	5,420	1,924,208
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	9,025	9,601,427
Scott & White Healthcare, 6.00%, 08/15/20(a)	7,345	7,837,629
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	355	370,812
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,035	5,561,107
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	3,007,878
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,387,780
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,331,285
University of Texas System, Refunding RB, Series B, 4.00%, 07/01/41	7,395	7,467,693

		91,686,275
Utah — 0.8%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	1,735	1,874,286
5.00%, 07/01/47	1,830	1,961,394
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,105	915,857

		4,751,537
Virginia — 1.9%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,465	1,382,667
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	2,230	2,569,406
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,155	3,347,613
6.00%, 01/01/37	3,790	4,123,823

		11,423,509
Washington — 1.6%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	2,980	3,206,212
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,475	1,579,208
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,420	4,780,628

		9,566,048

Security	Par (000)	Value
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,640	$1,681,656

Total Municipal Bonds — 129.4% (Cost — $764,204,622)		791,542,343

Municipal Bonds Transferred to Tender Option Bond Trusts(i)
California — 4.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(j)	6,196	6,244,483
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	18,540	19,130,005
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	3,260	3,344,995

		28,719,483
Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(j)	4,475	4,970,260

Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(a)	6,629	6,986,416

Illinois — 0.4%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	2,805	2,696,662

Massachusetts — 3.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,153	4,162,694
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	9,088	9,750,443
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,692,394

		18,605,531
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(a)(j)	3,989	4,064,898

New York — 10.8%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,075	3,134,132
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	16,395	17,406,298
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(a)(j)	1,938	2,084,307
5.75%, 02/15/47(j)	1,192	1,282,202
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	22,490,077
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	12,611	13,725,790
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,599,680

		65,722,486
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,457,215

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$4,652	$5,207,873

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,137	3,141,017

Texas — 4.6%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	4,900	5,252,837
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,052,757
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,140	4,101,581
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	5,505	5,518,505
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,003	6,475,158

		28,400,838
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	7,153	7,323,326

Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 02/01/19(a)	14,487	14,597,467

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,575	5,347,779

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.9% (Cost — $197,130,877)		201,241,251

Total Long-Term Investments — 162.3% (Cost — $961,335,499)		992,783,594

Security	Shares	Value
Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(k)(l)	9,531,897	$9,532,850

Total Short-Term Securities — 1.6% (Cost — $9,532,850)		9,532,850

Total Investments — 163.9% (Cost — $970,868,349)		1,002,316,444
Other Assets Less Liabilities — 0.6%		3,762,303
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(123,712,506)
VMTP Shares at Liquidation Value — (44.3)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$611,566,241

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between December 1, 2018 to June 1, 2026, is $30,331,074. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the six months ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,633,327	4,898,570	9,531,897	$9,532,850	$31,806	$488	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	26	12/19/18	$3,079	$17,774
Long U.S. Treasury Bond	125	12/19/18	17,266	403,300
5-Year U.S. Treasury Note	42	12/31/18	4,720	14,383

				$435,457

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$435,457	$—	$435,457

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$615,464	$—	$615,464

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$392,986	$—	$392,986

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,575,938

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$992,783,594	$—	$992,783,594
Short-Term Securities	9,532,850	—	—	9,532,850

	$9,532,850	$992,783,594	$—	$1,002,316,444

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$435,457	$—	$—	$435,457

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(123,168,950)	$—	$(123,168,950)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(393,968,950)	$—	$(393,968,950)

During the period ended October 31, 2018, there were no transfers between levels.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 126.9%

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,316,503
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	702,533

		2,019,036
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	90	90,017

Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,133,980

California — 11.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 04/01/19(a)	720	731,772
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,010	1,083,094
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	400	436,564
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	45	48,431
5.25%, 08/15/49	115	123,150
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	489,055
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(b)	500	515,970
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	1,875	1,943,175
5.25%, 05/15/39	250	253,973
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	127,415
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	350	347,560
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	330	331,802
State of California, GO, Various Purposes:
6.50%, 04/01/19(a)	350	357,038
6.00%, 03/01/33	800	842,976
6.50%, 04/01/33	300	305,529
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	261,655
Sub-Series I-1, 6.38%, 11/01/19(a)	375	392,224
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	915	1,014,717
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	1,110	1,112,753
5.13%, 06/01/46	590	591,463

		11,310,316
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	680	695,184
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,391,396

Security	Par (000)	Value
Colorado (continued)
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	$320	$334,266

		2,420,846
Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	930	906,211

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	867,216
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,255,254

		2,122,470
District of Columbia — 2.5%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	690	728,067
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	525	514,873
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	163,442
5.25%, 10/01/44	1,000	1,023,480

		2,429,862
Florida — 1.9%
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,078,031
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	715	770,756

		1,848,787
Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	160	178,576
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 4.00%, 12/01/48	70	68,557
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	272,516

		519,649
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	425	444,554

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A, 4.00%, 03/01/43	50	47,171
State of Idaho Building Authority, RB, Department of Health And Welfare Project, 4.00%, 09/01/48(c)	395	387,282

		434,453
Illinois — 20.9%
Chicago Board of Education, GO:
Project, Series C, 5.25%, 12/01/35	490	498,903
Refunding Dedicated Revenues, Series D, 5.00%, 12/01/27	280	289,486
Series D, 5.00%, 12/01/31	150	153,068
Series F, 5.00%, 12/01/22	205	212,640
Series G, 5.00%, 12/01/44	150	150,212
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	550	560,268
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	1,000	1,043,040

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(a)	$645	$691,840
5.63%, 01/01/35	155	163,857
Series A, 5.75%, 01/01/21(a)	1,260	1,354,802
Series A, 5.75%, 01/01/39	240	254,340
Series C, 6.50%, 01/01/21(a)	1,855	2,023,415
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	346,520
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	500	520,925
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	254,653
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	324,581
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	2,500	2,584,450
Presence Health Network, Series C, 5.00%, 02/15/41	1,600	1,736,480
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(d)	2,980	849,330
Series B (AGM), 5.00%, 06/15/50	1,280	1,312,768
Series B-2, 5.00%, 06/15/50	795	795,326
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	175	188,949
6.00%, 06/01/21	940	1,026,640
State of Illinois, GO:
5.00%, 03/01/37	455	460,251
Series A, 5.00%, 04/01/35	1,000	1,017,370
Series A, 5.00%, 04/01/38	1,135	1,149,290
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(a)	200	204,014
State of Illinois, GO, Refunding Series B, 5.00%, 10/01/27	225	233,512
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	310	329,911

		20,730,841
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	245	279,817
7.00%, 01/01/44	1,090	1,250,971
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,090,319
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	140	146,563
5.00%, 07/01/48	465	485,586
5.25%, 01/01/51	125	131,635
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	270	278,459
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	350	353,738
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(a)	350	352,380
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	434,648

		4,804,116
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	890	945,109
Midwestern Disaster Area, 5.25%, 12/01/25	145	153,185
Midwestern Disaster Area, 5.88%, 12/01/26(b)	130	136,609
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	220	226,409

		1,461,312

Security	Par (000)	Value
Kentucky — 4.8%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	$325	$341,695
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(d)	5,000	4,096,200
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(d)(f)	375	343,200

		4,781,095
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,131,161
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	320	332,406
5.25%, 05/15/31	270	284,388
5.25%, 05/15/32	345	367,749
5.25%, 05/15/33	375	397,028
5.25%, 05/15/35	160	169,328

		2,682,060
Maryland — 1.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	135	142,661
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	665,962
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	690	746,884

		1,555,507
Massachusetts — 2.6%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	540	565,763
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	620,976
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,350	1,369,926

		2,556,665
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,925	2,037,767
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	465	500,345
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	240	251,784
5.50%, 05/15/36	195	202,710
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	275	290,705

		3,283,311
Minnesota — 1.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/48	310	295,904
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A(c):
4.25%, 02/15/48	1,190	1,136,188
5.25%, 02/15/58	400	421,916

		1,854,008

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Missouri — 1.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	$80	$86,696
County of St. Louis Missouri IDA, Refunding RB, Friendship Village St. Louis Obligated Group, 5.00%, 09/01/37	500	505,300
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	330	337,316
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	80	84,088

		1,013,400
Nebraska — 1.5%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	260	281,694
5.00%, 09/01/42	455	488,875
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	720	741,593

		1,512,162
New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	490	474,467
Series C, AMT, 4.88%, 11/01/42	285	278,109

		752,576
New Jersey — 11.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	337,478
5.25%, 11/01/44	610	641,665
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	340	341,047
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(g)(h)	645	6,773
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,090	1,161,984
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	145	155,379
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	500	534,890
State House Project, Series B (BAM), 4.13%, 06/15/39	235	231,301
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	775	850,934
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	705	761,915
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	650	628,420
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	605	647,314
Series E, 5.25%, 01/01/19(a)	605	608,279
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	500	549,060
Transportation Program, Series AA, 5.00%, 06/15/45	415	427,462
Transportation System, Series A, 5.50%, 06/15/41	575	600,151
Transportation System, Series B, 5.25%, 06/15/36	790	822,477
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	165	179,584
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	330	354,951
Series A, 5.00%, 06/01/46	1,065	1,099,336

Security	Par (000)	Value
New Jersey (continued)
Series A, 5.25%, 06/01/46	$275	$290,678
Sub-Series B, 5.00%, 06/01/46	265	268,413

		11,499,491
New York — 8.7%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(c)	1,465	1,445,486
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	770	814,829
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	500	529,885
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	600	617,388
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	276	287,447
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	825,030
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	40	43,694
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	385	400,030
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	1,365	1,397,801
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	105	108,235
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	265	272,897
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,052,380
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	439,512
6.00%, 12/01/42	395	422,931

		8,657,545
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(a)	440	447,933
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	185	207,430

		655,363
North Dakota — 0.1%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 4.25%, 02/15/43(c)	145	139,670

Ohio — 1.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	140	135,938
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	210	224,759
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(a)	310	314,579
Series A, 5.00%, 05/01/39	575	579,330
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	220	214,372

		1,468,978

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	$390	$412,920
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	765	703,922
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	628,507

		1,745,349
Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	395	171,837
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project (AGM), 5.00%, 07/01/44	715	759,637

		931,474
Pennsylvania — 2.7%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	200	210,128
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	275	261,872
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	650	678,964
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	615,864
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	496,066
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	369,598

		2,632,492
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	255	258,621
5.63%, 05/15/43	920	932,521

		1,191,142
Rhode Island — 2.9%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	410	393,333
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	830	818,571
5.00%, 06/01/50	1,580	1,619,990

		2,831,894
South Carolina — 4.0%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(a)	1,040	1,092,562
AMT, 5.25%, 07/01/55	405	436,792
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,235	1,308,421
Series E, 5.50%, 12/01/53	500	527,335
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	540	571,347

		3,936,457
Tennessee — 0.5%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	430	452,089

Security	Par (000)	Value
Texas — 13.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	$680	$736,059
Sub-Lien, 5.00%, 01/01/33	115	121,762
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	135	143,462
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	2,585	2,640,965
6.00%, 05/15/19	145	148,178
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	230	250,571
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	145	170,645
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	4,750	1,765,860
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(d)	4,485	1,973,849
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(a):
6.00%, 08/15/20	95	101,285
6.00%, 08/15/20	1,175	1,253,807
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(a)	500	516,240
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(d)	640	267,885
North Texas Tollway Authority, Refunding RB(c):
4.25%, 01/01/49	1,305	1,280,988
5.00%, 01/01/50	265	285,095
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	450	468,095
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	532,315
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	287,471

		12,944,532
Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	165	167,754
5.13%, 03/01/31	320	325,949
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	250	265,262
6.00%, 01/01/37	1,320	1,436,266

		2,195,231
Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	235	251,603
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	715	773,337

		1,024,940
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	975	997,873

Total Municipal Bonds — 126.9% (Cost — $120,605,064)		125,971,754

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(i) — 43.2%
California — 8.2%
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	$2,970	$3,064,515
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,000	2,157,330
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,160	2,381,767
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	553	567,729

		8,171,341
Colorado — 1.2%
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,166,489

Georgia — 1.0%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,002,233

Idaho — 1.3%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,330	1,318,489

Illinois — 2.2%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,997	2,161,335

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,125	1,061,805

Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	763,508

New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(a)(j)	645	657,107

New York — 7.9%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	510	519,807
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(a)	310	332,956
5.75%, 02/15/47	190	204,825
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,637,863
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	2,030	2,209,624
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	894,623

		7,799,698
North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	880,196
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	761	748,063

		1,628,259

Security	Par (000)	Value
Pennsylvania — 4.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	$1,034	$1,117,900
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,543,895
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,280	1,395,450

		4,057,245
Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,532	1,475,539

Texas — 5.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	780	836,166
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(j):
5.00%, 08/15/19(a)	1,214	1,237,538
5.00%, 08/15/38	928	946,609
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,145,410
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	975	1,052,213

		5,217,936
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,155	1,182,172

Virginia — 1.6%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	1,413	1,627,608

Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 02/01/19(a)	2,400	2,417,800

West Virginia — 1.1%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,161	1,117,342

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.2% (Cost — $42,593,438)		42,825,906

Total Long-Term Investments — 170.1% (Cost — $163,198,502)		168,797,660

	Shares
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.45%(k)(l)	931,229	931,322

Total Short-Term Securities — 0.9% (Cost — $931,322)		931,322

Total Investments — 171.0% (Cost — $164,129,824)		169,728,982
Liabilities in Excess of Other Assets — (1.9)%		(1,909,043)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.9)%		(25,679,241)
VMTP Shares, at Liquidation Value — (43.2)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$99,240,698

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2018 to February, 15, 2031, is $5,050,331. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the period ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,080,792	(1,149,563)	931,229	$931,322	$3,318	$163	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	12/19/18	$592	$3,789
Long U.S. Treasury Bond	23	12/19/18	3,177	63,118
5-Year U.S. Treasury Note	7	12/31/18	787	2,712

				$69,619

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$69,619	$—	$69,619

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$104,578	$—	$104,578

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$55,176	$—	$55,176

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2018	BlackRock Strategic Municipal Trust (BSD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,981,871

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$168,797,660	$—	$168,797,660
Short-Term Securities	931,322	—	—	931,322

	$931,322	$168,797,660	$—	$169,728,982

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$69,619	$—	$—	$69,619

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(25,565,803)	$—	$(25,565,803)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(68,465,803)	$—	$(68,465,803)

During the period ended October 31, 2018, there were no transfers between levels.

SCHEDULES OF INVESTMENTS	49

Statements of Assets and Liabilities  (unaudited)

October 31, 2018

	BKN	BTA	BKK	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$428,641,496	$275,342,342	$299,355,972	$992,783,594	$168,797,660
Investments at value — affiliated(b)	2,715,171	1,859,521	1,295,990	9,532,850	931,322
Cash	41,102	54,535	—	63,422	33,743
Cash pledged for futures contracts	223,050	95,600	—	346,800	63,600
Receivables:
Interest — unaffiliated	5,332,325	3,893,770	4,294,702	15,025,647	2,435,337
Investments sold	393,828	2,261,375	1,160,000	31,417	1,646,334
Variation margin on futures contracts	74,437	31,719	—	115,782	21,216
Dividends — affiliated	1,417	1,086	2,792	9,785	386
Prepaid expenses	17,455	8,338	11,112	19,594	2,100

Total assets	437,440,281	283,548,286	306,120,568	1,017,928,891	173,931,698

ACCRUED LIABILITIES
Payables:
Investments purchased	7,154,423	9,379,143	—	8,264,929	5,491,497
Income dividend — Common Shares	979,594	731,512	643,525	2,622,633	416,557
Investment advisory fees	127,836	137,067	129,774	512,796	85,875
Trustees’ and Officer’s fees	62,255	20,266	43,798	231,160	14,746
Administration fees	54,812	—	—	—	—
Interest expense and fees	217,207	136,747	—	543,556	113,438
Other accrued expenses	154,043	109,455	186,742	218,626	103,084

Total accrued liabilities	8,750,170	10,514,190	1,003,839	12,393,700	6,225,197

OTHER LIABILITIES
TOB Trust Certificates	47,675,573	37,048,279	—	123,168,950	25,565,803
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,589,227	—	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	173,575,573	112,637,506	—	393,968,950	68,465,803

Total liabilities	182,325,743	123,151,696	1,003,839	406,362,650	74,691,000

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$255,114,538	$160,396,590	$305,116,729	$611,566,241	$99,240,698

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,727,657	$157,211,617	$296,398,576	$590,887,916	$97,219,801
Accumulated earnings	16,386,881	3,184,973	8,718,153	20,678,325	2,020,897

Net Assets	$255,114,538	$160,396,590	$305,116,729	$611,566,241	$99,240,698

Net asset value, offering and redemption price per share	$14.84	$11.95	$15.08	$13.64	$13.58

(a) Investments at cost — unaffiliated	$413,180,567	$267,972,180	$297,064,459	$961,335,499	$163,198,502
(b) Investments at cost — affiliated	$2,715,171	$1,859,521	$1,295,908	$9,532,850	$931,322
(c) Preferred Shares outstanding	1,259	760	—	2,708	429
(d) Preferred Shares authorized	5,862	unlimited	—	unlimited	unlimited
(e) Par value per Preferred Share and Common Share	$0.01	$0.001	$—	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,422,247	20,236,628	44,831,340	7,308,025
(g) Common Shares authorized	199,994,138	unlimited	unlimited	unlimited	unlimited

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended October 31, 2018

	BKN	BTA	BKK	BFK	BSD

INVESTMENT INCOME
Interest — unaffiliated	$9,364,047	$6,403,704	$5,068,258	$22,937,656	$3,912,907
Dividends — affiliated	8,063	4,469	21,561	31,806	3,318

Total investment income	9,372,110	6,408,173	5,089,819	22,969,462	3,916,225

EXPENSES
Investment advisory	761,658	831,576	775,969	3,079,595	517,290
Administration	326,425	—	—	—	—
Professional	33,298	32,022	45,943	57,645	28,891
Accounting services	33,898	13,815	27,229	41,432	16,852
Transfer agent	17,453	11,378	36,056	25,726	10,664
Trustees and Officer	9,025	6,768	10,002	16,392	4,036
Custodian	7,957	10,284	2,697	7,657	5,632
Printing	4,911	4,461	7,217	6,753	4,105
Registration	4,785	4,785	4,785	8,835	4,788
Remarketing fees on Preferred Shares	—	3,831	—	—	—
Liquidity fees	—	3,903	—	—	—
Rating agency	21,606	14,308	7,291	21,627	21,593
Miscellaneous	14,016	4,638	33,066	13,546	2,023

Total expenses excluding interest expense, fees and amortization of offering costs	1,235,032	941,769	950,255	3,279,208	615,874
Interest expense, fees and amortization of offering costs(a)	1,954,201	1,229,660	—	4,400,120	767,137

Total expenses	3,189,233	2,171,429	950,255	7,679,328	1,383,011
Less fees waived and/or reimbursed by the Manager	(534)	(282)	(1,548)	(43,341)	(232)

Total expenses after fees waived and/or reimbursed	3,188,699	2,171,147	948,707	7,635,987	1,382,779

Net investment income	6,183,411	4,237,026	4,141,112	15,333,475	2,533,446

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(49,263)	132,519	(38,328)	(630,273)	102,027
Investments — affiliated	296	228	14	488	163
Futures contracts	338,690	145,152	—	615,464	104,578

	289,723	277,899	(38,314)	(14,321)	206,768

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,973,366)	(4,604,151)	(2,967,925)	(15,014,473)	(3,050,212)
Investments — affiliated	—	—	82	—	—
Futures contracts	294,671	87,997	—	392,986	55,176

	(7,678,695)	(4,516,154)	(2,967,843)	(14,621,487)	(2,995,036)

Net realized and unrealized loss	(7,388,972)	(4,238,255)	(3,006,157)	(14,635,808)	(2,788,268)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,205,561)	$(1,229)	$1,134,955	$697,667	$(254,822)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets

	BKN		BTA
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,183,411	$12,540,448	$4,237,026	$8,740,663
Net realized gain	289,723	652,261	277,899	2,033,381
Net change in unrealized appreciation (depreciation)	(7,678,695)	(275,170)	(4,516,154)	(1,943,520)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,205,561)	12,917,539	(1,229)	8,830,524

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(5,877,564)	(15,270,632)	(4,389,075)	(8,789,035)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	(7,083,125)	(2,353,093)	(4,390,304)	41,489
Beginning of period	262,197,663	264,550,756	164,786,894	164,745,405

End of period	$255,114,538	$262,197,663	$160,396,590	$164,786,894

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BKK		BFK
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,141,112	$8,824,400	$15,333,475	$32,555,863
Net realized gain (loss)	(38,314)	(1,118,558)	(14,321)	1,003,472
Net change in unrealized appreciation (depreciation)	(2,967,843)	(5,373,942)	(14,621,487)	(10,808,470)
Distributions to AMPS Shareholders:
Net investment income	—	(70,385)	—	—
Net realized gain	—	(348)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	1,134,955	2,261,167	697,667	22,750,865

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(4,172,793)	(9,866,024)	(15,735,800)	(34,410,142)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	216,622

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(3,037,838)	(7,604,857)	(15,038,133)	(11,442,655)
Beginning of period	308,154,567	315,759,424	626,604,374	638,047,029

End of period	$305,116,729	$308,154,567	$611,566,241	$626,604,374

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets  (continued)

	BSD
	Six Months Ended 10/31/18 (unaudited)	Year Ended 04/30/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,533,446	$5,292,342
Net realized gain	206,768	712,063
Net change in unrealized appreciation (depreciation)	(2,995,036)	(2,263,427)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(254,822)	3,740,978

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(2,499,345)	(5,596,859)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	23,478

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(2,754,167)	(1,832,403)
Beginning of period	101,994,865	103,827,268

End of period	$99,240,698	$101,994,865

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended October 31, 2018

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(1,205,561)	$(1,229)	$697,667	$(254,822)
Adjustments to reconcile net decrease in net assetsresulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	70,009,791	41,387,379	113,305,525	25,271,178
Purchases of long-term investments	(74,287,043)	(43,082,422)	(86,173,181)	(24,772,253)
Net proceeds from sales (purchases) of short-term securities	(2,714,875)	515,102	(4,899,034)	1,149,633
Amortization of premium and accretion of discount on investments and other fees	(624,532)	241,660	1,090,135	15,751
Net realized (gain) loss on investments	48,967	(132,747)	629,785	(102,190)
Net unrealized depreciation on investments	7,973,366	4,604,151	15,014,473	3,050,212
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(84,935)	(100,685)	793,416	3,515
Dividends — affiliated	(378)	419	(6,024)	743
Variation margin on futures contracts	(74,437)	(31,719)	(115,782)	(21,216)
Prepaid expenses	4,949	11,287	13,917	17,757
Other assets	1,598	591	1,739	446
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	5,086	1,112	16,427	377
Interest expense and fees	58,486	18,262	42,463	2,329
Administration fees	2,180	—	—	—
Trustees’ and Officer’s	(3,434)	(1,043)	(13,260)	(794)
Variation margin on futures contracts	(68,531)	(24,563)	(92,844)	(15,438)
Other accrued expenses	13,746	(211)	1,266	(6,278)

Net cash provided by (used for) operating activities	(945,557)	3,405,344	40,306,688	4,338,950

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	17,873,371	2,978,172	21,057,940	1,836,630
Repayments of TOB Trust Certificates	(8,760,690)	(1,954,570)	(45,632,291)	(3,649,135)
Cash dividends paid to Common Shareholders	(5,877,564)	(4,389,075)	(15,735,800)	(2,499,345)
Increase (decrease) in bank overdraft	(2,300,458)	—	—	—
Amortization of deferred offering costs	—	7,664	—	—

Net cash (provided by) used for financing activities	934,659	(3,357,809)	(40,310,151)	(4,311,850)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(10,898)	47,535	(3,463)	27,100
Restricted and unrestricted cash and foreign currency at beginning of period	275,050	102,600	413,685	70,243

Restricted and unrestricted cash and foreign currency at end of period	$264,152	$150,135	$410,222	$97,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,895,715	$1,203,734	$4,357,657	$764,808

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	41,102	54,535	63,422	33,743
Cash pledged:
Futures contracts	223,050	95,600	346,800	63,600

	$264,152	$150,135	$410,222	$97,343

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	—	22,885	3,643
Cash pledged:
Futures contracts	275,050	102,600	390,800	66,600

	$275,050	$102,600	$413,685	$70,243

See notes to the financial statements.

FINANCIAL STATEMENTS	55

Financial Highlights

(For a share outstanding throughout each period)

	BKN
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.26		$15.39	$16.83	$16.09	$15.34	$16.35

Net investment income(a)	0.36		0.73	0.79	0.88	0.90	0.94
Net realized and unrealized gain (loss)	(0.44)		0.02	(1.12)	0.77	0.80	(0.99)

Net increase (decrease) from investment operations	(0.08)		0.75	(0.33)	1.65	1.70	(0.05)

Distributions to Common Shareholders(b)
From net investment income	(0.34)		(0.73)	(0.85)	(0.91)	(0.95)	(0.96)
From net realized gain	—		(0.15)	(0.26)	—	—	—

Total distributions to Common Shareholders	(0.34)		(0.88)	(1.11)	(0.91)	(0.95)	(0.96)

Net asset value, end of period	$14.84		$15.26	$15.39	$16.83	$16.09	$15.34

Market price, end of period	$13.02		$13.57	$14.59	$16.94	$15.60	$14.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.30	)%(d)	5.34%	(1.84)%	10.92%	11.43%	0.41%

Based on market price	(1.63	)%(d)	(1.20)%	(7.55)%	15.15%	11.52%	(1.28)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.41	%(e)	2.12%	1.84%	1.46%	1.46%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.41	%(e)	2.11%	1.84%	1.46%	1.45%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)	0.93	%(e)	0.90%	0.90%	0.89%	0.90%	0.92%

Net investment income to Common Shareholders	4.66	%(e)	4.64%	4.87%	5.48%	5.61%	6.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$255,115		$262,198	$264,551	$289,003	$276,308	$263,298

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$302,633		$308,259	$310,128	$329,549	$319,467	$309,133

Borrowings outstanding, end of period (000)	$47,676		$41,043	$30,783	$31,286	$28,685	$23,585

Portfolio turnover rate	16%		31%	36%	28%	37%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018		2017		2016	2015	2014
Net asset value, beginning of period	$12.28		$12.27		$12.89		$12.51	$12.02	$12.85

Net investment income(a)	0.32		0.65		0.67		0.68	0.69	0.71
Net realized and unrealized gain (loss)	(0.32)		0.01		(0.63)		0.40	0.52	(0.80)

Net increase (decrease) from investment operations	—		0.66		0.04		1.08	1.21	(0.09)

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.65)		(0.66)		(0.70)	(0.72)	(0.74)

Net asset value, end of period	$11.95		$12.28		$12.27		$12.89	$12.51	$12.02

Market price, end of period	$10.58		$11.20		$11.66		$12.28	$11.41	$11.29

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.18	%(d)	5.76%		0.53%		9.51%	10.86%	0.28%

Based on market price	(2.75	)%(d)	1.50%		0.28%		14.39%	7.65%	(3.17)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(e)	2.61	%(f)(g)	2.33	%(g)	2.00	%(g)	1.59%	1.47%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly(e)	2.61	%(f)(g)	2.33	%(g)	2.00	%(g)	1.59%	1.47%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.13	%(f)(g)	1.14	%(g)	1.13	%(g)	1.11%	1.11%	1.03%

Net investment income to Common Shareholders	5.10	%(f)	5.21%		5.32%		5.45%	5.52%	6.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$160,397		$164,787		$164,745		$173,050	$167,933	$161,269

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000		$76,000		$76,000	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$311,048		$316,825		$316,770		$327,697	$—	$—

Borrowings outstanding, end of period (000)	$37,048		$36,025		$32,093		$25,970	$84,867	$89,036

Portfolio turnover rate	15%		44%		43%		29%	8%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	Annualized.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30,
		2018	2017
Expense ratios	1.12%	1.47%	1.52%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BKK
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$15.23		$15.60		$16.27		$16.30		$16.22		$16.85

Net investment income(a)	0.20		0.44		0.55		0.57		0.61		0.74
Net realized and unrealized gain (loss)	(0.14)		(0.33)		(0.66)		(0.03)		0.14		(0.55)
Distributions to AMPS Shareholders
From net investment income	—		(0.00	)(b)	(0.01)		(0.01)		(0.00	)(b)	(0.01)
From net realized gain	—		(0.00	)(b)	(0.00	)(b)	—		—		—

Net increase (decrease) from investment operations	0.06		0.11		(0.12)		0.53		0.75		0.18

Distributions to Common Shareholders(c)
From net investment income	(0.21)		(0.48)		(0.54)		(0.56)		(0.67)		(0.81)
From net realized gain	—		(0.00	)(b)	(0.01)		(0.00	)(b)	—		—

Total distributions to Common Shareholders	(0.21)		(0.48)		(0.55)		(0.56)		(0.67)		(0.81)

Net asset value, end of period	$15.08		$15.23		$15.60		$16.27		$16.30		$16.22

Market price, end of period	$14.77		$15.16		$15.73		$16.14		$16.25		$16.61

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.38	%(e)	0.76%		(0.78)%		3.39%		4.67%		1.17%

Based on market price	(1.23	)%(e)	(0.54)%		0.85%		2.87%		1.90%		4.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.61	%(g)	0.62	%(f)	0.67	%(f)	0.69	%(f)	0.72	%(f)	0.84	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.61	%(g)	0.62	%(f)	0.67	%(f)	0.69	%(f)	0.72	%(f)	0.84	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs	0.61	%(g)(i)	0.60	%(f)(h)(i)	0.65	%(f)(h)(i)	0.68	%(f)(h)(i)	0.71	%(f)(h)(i)	0.84	%(f)(h)(i)

Net investment income	2.67	%(g)	2.81	%(f)	3.43	%(f)	3.54	%(f)	3.75	%(f)	4.61	%(f)

Distributions to AMPS Shareholders	—%		0.02%		0.08%		0.03%		0.02%		0.05%

Net investment income to Common Shareholders	2.67	%(g)	2.79%		3.35%		3.51%		3.73%		4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$305,117		$308,155		$315,759		$329,241		$329,810		$328,163

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$—		$—		$11,328		$34,578		$53,700		$67,950

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$—		$—		$721,856		$263,065		$178,543		$145,738

Borrowings outstanding, end of period (000)	$—		$—		$3,750		$3,750		$3,750		$3,750

Portfolio turnover rate	3%		9%		8%		4%		11%		8%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Does not reflect the effect of distributions to AMPS Shareholders.
(g)	Annualized.
(h)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 10/31/18 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Expense ratios	0.61%	0.62%	0.64%	0.66%	0.69%	0.79%

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.98		$14.24	$15.20	$14.91	$14.27	$15.40

Net investment income(a)	0.34		0.73	0.81	0.87	0.88	0.93
Net realized and unrealized gain (loss)	(0.33)		(0.22)	(0.92)	0.32	0.67	(1.15)

Net increase (decrease) from investment operations	0.01		0.51	(0.11)	1.19	1.55	(0.22)

Distributions to Common Shareholders from net investment income(b)	(0.35)		(0.77)	(0.85)	(0.90)	(0.91)	(0.91)

Net asset value, end of period	$13.64		$13.98	$14.24	$15.20	$14.91	$14.27

Market price, end of period	$12.19		$12.78	$14.00	$15.44	$14.32	$13.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.28	%(d)	3.74%	(0.78)%	8.57%	11.43%	(0.72)%

Based on market price	(1.97	)%(d)	(3.54)%	(3.96)%	14.76%	12.54%	(5.59)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.43	%(e)	2.31%	1.99%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.42	%(e)	2.27%	1.98%	1.61%	1.60%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.03	%(e)	1.03%	1.06%	1.03%	1.04%	1.07%

Net investment income to Common Shareholders	4.86	%(e)	5.06%	5.45%	5.85%	5.91%	6.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$611,566		$626,604	$638,047	$680,502	$667,063	$638,577

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$325,837		$331,390	$335,616	$351,293	$346,330	$335,811

Borrowings outstanding, end of period (000)	$123,169		$128,156	$146,562	$128,554	$122,688	$126,073

Portfolio turnover rate	8%		9%	13%	7%	10%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD
	Six Months Ended 10/31/18 (unaudited)		Year Ended April 30,
			2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.96		$14.21	$15.04	$14.76	$14.11	$15.28

Net investment income(a)	0.35		0.72	0.78	0.82	0.83	0.86
Net realized and unrealized gain (loss)	(0.39)		(0.20)	(0.82)	0.31	0.70	(1.14)

Net increase (decrease) from investment operations	(0.04)		0.52	(0.04)	1.13	1.53	(0.28)

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.77)	(0.79)	(0.85)	(0.88)	(0.89)

Net asset value, end of period	$13.58		$13.96	$14.21	$15.04	$14.76	$14.11

Market price, end of period	$11.61		$12.65	$13.67	$15.02	$14.00	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.02	)%(d)	3.89%	(0.19)%	8.32%	11.50%	(0.94)%

Based on market price	(5.67	)%(d)	(2.15)%	(3.85)%	14.05%	12.54%	(4.99)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.69	%(e)	2.46%	2.08%	1.72%	1.72%	1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.69	%(e)	2.46%	2.08%	1.72%	1.72%	1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.20	%(e)	1.20%	1.15%	1.15%	1.16%	1.21%

Net investment income to Common Shareholders	4.93	%(e)	5.05%	5.28%	5.61%	5.67%	6.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$99,241		$101,995	$103,827	$109,864	$107,849	$103,069

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$331,330		$337,750	$342,022	$356,093	$351,395	$340,253

Borrowings outstanding, end of period (000)	$25,566		$27,378	$24,984	$20,839	$19,309	$20,939

Portfolio turnover rate	12%		34%	45%	11%	10%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Directors or Trustees, as applicable, of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors or trustees, as applicable, thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$309,416	$93,754	$36,748	$439,918
BTA	268,682	85,148	23,835	377,665
BFK	873,596	260,212	109,696	1,243,504
BSD	189,428	57,231	22,102	268,761

For the six months ended October 31, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$75,324,718	$47,675,573	1.60% — 1.90%	$43,080,745	2.03%
BTA	60,982,412	37,048,279	1.56 — 2.24	36,926,018	2.02
BFK	201,241,251	123,168,950	1.56 — 1.90	121,029,444	2.03
BSD	42,825,906	25,565,803	1.56 — 1.80	26,030,382	2.04

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.
(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at October 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at October 31, 2018.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BKK	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.50%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets .

Waivers: The Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of its average daily net assets for BFK at an annual rate of 0.024%. BFK waived $41,116 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The voluntary waiver was discontinued effective July 1, 2018.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2018, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amounts waived	$534	$282	$1,548	$2,225	$232

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$76,102,685	$46,086,406	$10,308,986	$76,709,282	$25,855,454
Sales	70,188,555	42,721,723	16,475,000	104,337,726	26,300,396

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of April 30, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BKK	BFK	BSD
No expiration date(a)	$340,042	$4,039,497	$1,123,140	$12,111,183	$925,118
2019	—	951,237	—	—	2,978,126

	$340,042	$4,990,734	$1,123,140	$12,111,183	$3,903,244

(a)	Must be utilized prior to losses subject to expiration.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$368,624,783	$232,816,086	$298,141,893	$848,320,374	$138,669,967

Gross unrealized appreciation	$21,106,722	$9,472,194	$4,632,618	$41,967,072	$7,177,105
Gross unrealized depreciation	(5,757,343)	(2,026,832)	(2,122,549)	(10,704,495)	(1,614,274)

Net unrealized appreciation	$15,349,379	$7,445,362	$2,510,069	$31,262,577	$5,562,831

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BKK will achieve its investment objective and BKK may return less than $15.00 per share. As BKK approaches its scheduled termination date, it is expected that the maturity of the BKK’s portfolio securities will shorten, which is likely to reduce BKK’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BTA’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BKK, BFK, and BSD are authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BFK	BSD
Six Months Ended October 31, 2018	—	—
Year Ended April 30, 2018	14,913	1,618

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended October 31, 2018 and the year ended April 30, 2018, shares issued and outstanding remained constant for BKN, BTA and BKK.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding for BTA were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between BTA and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement between BTA and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance.

In the event a fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BTA may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

Fitch
BTA	AAA

Special Rate Period: BTA may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA has commenced or is set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended October 31, 2018
BTA	10/29/15	04/15/20

Prior to the expiration date, BTA and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by BTA on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) BTA is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) BTA will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) BTA will pay nominal or no fees to the liquidity provider and remarketing agent.

If BTA redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2018, the annualized dividend rate for the VRDP Shares was 2.21%.

For the six months ended October 31, 2018, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BKN	12/16/11	1,259	$125,900,000	07/02/19
BFK	12/16/11	2,708	270,800,000	07/02/19
BSD	12/16/11	429	42,900,000	07/02/19

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of period end, the VMTP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BKN	Aa1	AAA
BFK	Aa1	AAA
BSD	Aa1	AAA

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	2.39%	2.39%	2.39%

For the six months ended October 31, 2018, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by BTA to the liquidity provider, if any, which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$1,514,283	$—
BTA	844,331	7,664
BFK	3,156,616	—
BSD	498,376	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
BKN	$12,625,711	$2,644,921
BTA	8,789,035	—
BKK	9,806,670	59,354
BFK	34,410,142	—
BSD	5,596,859	—

Undistributed net investment income as of April 30, 2018 are as follows:

Undistributed Net Investment Income
BKN	$1,257,009
BTA	1,195,617
BKK	7,619,711
BFK	4,130,122
BSD	359,527

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.0570	$0.0570	VMTP	W-7	$274,014
BTA	0.0545	0.0505	VRDP	W-7	158,621
BKK	0.0318	0.0318	VMTP	W-7	—
BFK	0.0585	0.0585	VMTP	W-7	589,380
BSD	0.0570	0.0570	VMTP	W-7	93,369

(a)	Net investment income dividend paid on December 3, 2018 to Common Shareholders of record on November 15, 2018.
(b)	Net investment income dividend declared on December 3, 2018 payable to Common Shareholders of record on December 13, 2018.
(c)	Dividends declared for period November 1, 2018 to November 30, 2018.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

	Common Distribution Per Share
	Declared (a)	Declared (b)
BKN	$0.000246	$0.003090
BTA	0.000905	—
BSD	0.001023	—

(a)	Net investment income special dividend declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(b)	Special long-term capital gain distribution declared amounts per share on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.

On November 15, 2018, the Board authorized BKN, BTA, BFK and BSD to participate in an open market share repurchase program. Under the program, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”) and the BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK and BFK, each, a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

The Board of each of BKN, BKK, BFK, and BSD considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each of BKN, BKK, BFK and BSD has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	71

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and, with respect to BKN, BTA, BFK, and BSD, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of each of BKN, BFK and BSD noted that for the one-, three- and five-year periods reported, its Fund ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BKN, BFK and BSD. The Composite measures a blend of total return and yield.

The Board of BTA noted that for the one-, three- and five-year periods reported, BTA ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BTA. The Composite measures a blend of total return and yield.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board of BKK noted that for each of the one-, three- and five-year periods reported, BKK ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BKK. The Composite measures a blend of total return and yield. The Board noted that BKK has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of each of BKN and BKK noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board of BFK noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Expense Peers.

The Board of BSD noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	73

Disclosure of Investment Advisory Agreement  (continued)

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members of each Fund noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members of each Fund were also assisted by the advice of independent legal counsel in making this determination.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

Merrill Lynch, Pierce, Fenner & Smith, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect director nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn (a)		Catherine A. Lynch (b)		Karen P. Robards (b)		Frank J. Fabozzi (b)(c)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BKN	15,258,530	851,911	15,287,284	823,157	15,277,244	833,197	1,259	0
BTA	12,075,835	493,072	11,981,843	587,064	11,926,255	642,652	760	0
BKK	18,544,462	637,960	18,571,707	610,715	18,557,395	625,027	18,525,754	656,668
BFK	41,449,790	1,413,424	41,391,272	1,471,942	41,307,512	1,555,702	2,708	0
BSD	6,620,312	257,809	6,623,194	254,927	6,568,128	309,993	429	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

(a)	Class III Trustee.
(b)	Class II Trustee.
(c)	Voted on by holders of Preferred Shares only for BKN, BTA, BFK and BSD.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each of BKN, BTA, BFK and BSD may from time to time purchase shares of its common stock in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	77

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
AMPS	Auction Market Preferred Shares
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Trust

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Trust

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Trust

Date:	January 4, 2019

4